Exhibit 99.1

Everli, A Major Italian E-Grocery Marketplace, Signs Agreement To Go Public Via $180 Million Business Combination With Melar Acquisition Corp. I

•	Everli is transforming the online grocery shopping experience in Italy, offering a user-friendly platform that connects consumers with their favorite local retailers for convenient doorstep delivery through their vast network of stores and shoppers

•	Everli has signed a Merger Agreement with Melar, a special purpose acquisition company, which values Everli at a pre-money equity value of $180 million and will bring Everli to the U.S. equity markets

•	Everli’s leadership team includes Chaiman and CEO Salvatore Palella and COO Jonathan Hannestad while Melar’s leadership team includes Chairman and CEO Gautam Ivatury, CFO Edward Lifshitz and COO Eric Lifshitz

•	Everli aims to build world-class technology, leverage its market position in Italy, expand into new markets and improve profitability to become one of Europe’s leading marketplaces for online groceries

New York, NY, and Milan, Italy - July 31, 2025 – Everli Global Inc. (“Everli” or the “Company”), a major e-grocery platform in Italy, and Melar Acquisition Corp. I (“Melar”), a special purpose acquisition company sponsored by Melar Acquisition Sponsor I LLC, jointly announced today that they have entered into a definitive Agreement and Plan of Merger, dated July 30, 2025 (the “Merger Agreement”) for a proposed business combination between Everli and Melar (the “Proposed Transaction”). Upon closing of the Proposed Transaction (the “Closing”), the combined company (the “Combined Company”) will operate under the name Everli Global Holdings Inc. and the parties will seek to list the Combined Company on The Nasdaq Stock Market (“Nasdaq”) under the ticker symbol “EVRL”.

“Partnering with Melar marks an exciting new chapter for Everli. This transaction positions us to accelerate our growth, expand our reach, and continue delivering on our mission to expand grocery delivery throughout Europe. We are proud of what our team has built, and we look forward to becoming a public company with a partner who shares our vision and values.” Salvatore Palella, Chairman and CEO of Everli stated.

“Our technology is the engine behind our rapid growth and competitive edge. Going public through this merger with Melar gives us the capital and strategic support to scale our platform, deepen our innovation pipeline, and accelerate deployment across new markets.” Jonathan Hannestad, COO of Everli stated.

“Everli’s dynamic leadership and market focus stands out among its peers. Salvatore, Jonathan and their team are dedicated to making life easier for families, offering grocery shoppers work that meets Italy’s labor standards, and delivering powerful solutions for grocery retailers. We’re proud to partner up to continue growing a great business and make a real impact.” Gautam Ivatury, Chairman and CEO of Melar stated.

Company Highlights

•	Everli has built the largest retailer network in Italy, securing partnerships with 12 of the 13 top retailers and positioning itself as one of the leading e-grocery technology & fulfillment partners for retailers in Italy.

•	Everli’s fully integrated logistics model allows retailers to launch and scale online grocery operations without hiring new staff, investing in infrastructure, or altering existing workflows – making digital transformation seamless.

•	Italian e-grocery market is projected to grow to $12 billion by 2030, within a broader $150 billion grocery sector (2024)[1], offering Everli a massive opportunity to capture significant value through organic growth and achieving a larger market share.

•	The Company’s logistics technology maintains high efficiency across the entire order lifecycle, with daily updates to product supply & prices from direct integration with retailers’ inventory management systems.

•	Everli’s new white-label solution unlocks B2B channels, enabling retailers to launch branded e-grocery services and pursuing a digital strategy without the CapEx or OpEx typically required for such initiatives. This capability supports the growing demand for flexible, on-demand grocery fulfillment across Europe, while positioning Everli as a strategic partner for international expansion.

•	In 2024, Everli completed a full company restructuring through its 100% acquisition by Palella Holdings LLC which helped improve net revenue per order by 20% and reduce net losses by 50% while completing approximately 900K orders, achieving approximately $81 million in gross transaction volume, a strong take rate over 23% and gross margins around 22%.

Sources:

1.	Based on calculations from inputs provided by (a) McKinsey & Company, State of Grocery Europe, 2024; Signs of Hope (b) Savills, Italian Grocery Report, 2025; (c) McKinsey & Company, the next S-curve of Growth: Online Grocery to 2030, 2023

Details of the Proposed Transaction

Pursuant to the Merger Agreement, Melar will re-domesticate from the Cayman Islands to Nevada and then a newly formed wholly-owned subsidiary of Melar will merge with and into Everli, with Everli continuing as the surviving entity and a wholly-owned subsidiary of Melar, and as a result of which, all of the issued and outstanding capital stock of Everli will be cancelled in exchange for shares of Melar, with certain stockholders of Everli receiving super-voting stock of Melar in exchange for their existing super-voting stock of Everli. The pre-money equity value of Everli in the Proposed Transaction is $180 million (subject to increase for certain financings consummated by Everli prior to the Closing).

The boards of directors of Melar and Everli have both unanimously approved the Proposed Transaction. The Proposed Transaction is subject to satisfaction of the conditions in the Merger Agreement, including equity holder approval and other customary conditions, and is currently expected to be completed in the fourth quarter of 2025 or early 2026; however, there can be no guarantee that the Proposed Transaction will close during that period or at any time thereafter.

For a summary of the material terms of the Proposed Transaction, as well as a copy of the Merger Agreement, please see the Current Report on Form 8-K to be filed by Melar with the Securities and Exchange Commission (the “SEC”) available at www.sec.gov and on Everli’s website at https://about.everli.com/. Additional information about the Proposed Transaction will be described in the registration statement relating to the Proposed Transaction, which Melar and Everli will file with the SEC.

Advisors

Jones Trading Institutional Services, LLC is serving as capital markets advisor and financial advisor, and co-lead placement agent to Everli. Palella Holdings LLC is also serving as an advisor to Everli. Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, is serving as capital markets advisor and financial advisor, and co-lead placement agent to Melar. Ortoli Rosenstadt LLP is serving as legal counsel to Everli. Ellenoff Grossman & Schole LLP is serving as legal counsel to Melar.

About Everli Global Inc.

Everli is a major e-grocery technology & fulfillment platform in Italy, seamlessly connecting consumers with their favorite grocery retailers through a fully integrated digital marketplace. By managing the entire logistics chain, from online ordering to in-store picking and last-mile delivery, Everli empowers retailers to offer a premium online shopping experience without the need for additional infrastructure, staffing, or operational changes. Its model is built on exclusive partnerships with the country’s top grocery chains, ensuring broad product availability and trusted brand access for consumers. At the heart of Everli’s operations is a dedicated network of trained shoppers who ensure accuracy, freshness, and reliability with every order. Everli’s union-endorsed delivery framework reinforces its commitment to fair labor practices while supporting consistent service quality at scale. For more about Everli, visit https://about.everli.com/. You can also follow Everli on LinkedIn https://www.linkedin.com/company/everliofficial/.

About Melar Acquisition Corp. I

Melar is a special purpose acquisition company sponsored by Melar Acquisition Sponsor I LLC and incorporated under the laws of Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Everli and Melar intend to file a registration statement on Form S-4 with the SEC (as amended from time to time, the “Registration Statement”), which will include a proxy statement to Melar shareholders and a prospectus for the registration of the Combined Company’s securities to be issued in connection with the Proposed Transaction. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of Melar as of a record date to be established for voting on the Proposed Transaction and will contain important information about the Proposed Transaction and related matters. Shareholders of Melar and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about Melar, Everli and the Proposed Transaction. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Proposed Transaction, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Melar Acquisition Corp. I, 143 West 72nd Street, 4th Floor, New York, NY 10023, United States, Attn: Gautam Ivatury, Chairman & Chief Executive Officer. The information contained on, or that may be accessed through, the websites referenced in this press release in each case is not incorporated by reference into, and is not a part of, this press release.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF MELAR ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Participants in the Solicitation

Melar, Everli, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Melar’s shareholders in connection with the Proposed Transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Melar’s directors and officers in Melar’s SEC filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Melar’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus for the Proposed Transaction when available. Information concerning the interests of Melar’s and Everli’s participants in the solicitation, which may, in some cases, be different than those of their respective equity holders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Transaction when it becomes available.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the Proposed Transactions. Melar’s and/or Everli’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this press release. When this press release uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement with respect to the Proposed Transaction; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Proposed Transaction and definitive agreements with respect thereto; (3) the inability to complete the Proposed Transaction, including due to failure to obtain approval of the shareholders of Everli and Melar or other conditions to Closing; (4) the inability to obtain or maintain the listing of the public company’s shares on Nasdaq or another national securities exchange following the Proposed Transaction; (5) the ability of Melar to remain current with its SEC filings; (6) the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction; (7) the ability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably and retain its key employees; (8) costs related to the Proposed Transaction; (9) changes in applicable laws or regulations; (10) the inability of Everli to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction; (11) the risk that additional financing in connection with the Proposed Transaction, or additional capital needed following the Proposed Transaction to support Everli’s business or operations, may not be raised on favorable terms or at all; and (12) other risks and uncertainties included in documents filed or to be filed with the SEC by Melar and/or Everli.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above when available and other documents filed by Melar and Everli from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither Melar nor Everli presently knows, or that Melar and/or Everli currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this press release. Past performance by Melar’s or Everli’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Melar’s or Everli’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Melar or Everli will, or may, generate going forward. Neither Melar nor Everli undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this press release, except as required by applicable law.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Investors and Media Contacts

Everli: Ethan Walfish (Ethan@sw-ir.com)

Melar: Cohen & Company Capital Markets (capitalmarkets@cohencm.com)

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